                                                                    Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                              10% PROMISSORY NOTE
                              -------------------

August 25, 1999                                                    $5,000,000.00

          FOR VALUE RECEIVED, Online System Services, Inc., a Colorado corporation doing business as Webb Interactive Services, Inc. (hereinafter called the "Company"), hereby promises to pay in cash to the order of Castle
            -------
Creek Technology Partners LLC ("Castle Creek") or its registered assigns or
                                ------------
transferees of all or any portion hereof (each a "Holder" and, collectively,
                                                  ------
"Holders") the aggregate sum of Five Million Dollars ($5,000,000.00) on August
--------
25, 2002 (the "Scheduled Maturity Date"), and to pay interest, in arrears, on
               -----------------------
(i) the last day of March, June, September and December of each year (unless such day is not a business day, in which event on the next succeeding business day) (each, an "Interest Payment Date"), (ii) the Scheduled Maturity Date, and
                ---------------------
(iii) the date the principal amount of the Notes shall be declared to be or shall automatically become due and payable, on the unpaid principal sum hereof outstanding at the rates per annum set forth below, from the most recent Interest Payment Date to which interest has been paid on this Note, or if no interest has been paid on this Note, from the date of this Note (the "Issue
                                                                      -----
Date") until payment in full of the principal sum hereof has been made.
----
          The interest rate (the "Interest Rate") shall be ten percent (10%) per
                                  -------------
annum. Past due amounts (including interest, to the extent permitted by law) will also accrue interest at the lesser of (a) the Interest Rate plus 5% per annum and (b) the maximum rate permitted by applicable law, and will be payable on demand ("Default Interest"). Interest on this Note will be calculated on the
            ----------------
basis of a 365-day year. All payments under this Note made in cash shall be made by wire transfer of immediately available funds in currency of the United States of America to such account as the Holders shall hereafter give to the Company by written notice made in accordance with the provisions of this Note.

          At the option of the Company, interest may be paid in notes in the form hereof ("PIK Notes") or in shares of the Company's Common Stock, no par
              ---------
value (the "Common Stock"), provided, however, that the Company may not pay
            ------------    --------  -------
interest in shares of Common Stock unless (a) no Event of Default (as defined herein) (and no event which, with notice or passage of time, or the continuance thereof, would constitute an Event of Default) has occurred and is continuing, (b) the shares of Common Stock issuable (whether directly or pursuant to the PIK Notes) have been registered for resale in an appropriate and an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), available for
--------------
immediate use by the Holder and such shares are qualified or exempt under applicable state securities laws so that the Holder may immediately thereafter resell such shares of Common Stock, (c) the shares of Common Stock issuable (whether directly or pursuant to the PIK Notes) are listed for trading on the Nasdaq Smallcap Market ("Nasdaq") or the Nasdaq National Market System ("Nasdaq
                         ------                                          ------
NMS") or New York Stock Exchange ("NYSE") and (d) such shares of Common Stock
---                                ----
are, in the case of the PIK Notes, reserved for issuance in accordance with the Reserved Amount (as defined below) requirement of Section 4.1 hereof. If the Company determines to pay interest in shares of Common Stock, or PIK Notes, it shall be required to notify the Holder of such irrevocable election at least twenty (20) business days prior to the applicable Interest Payment Date. The principal amount of Notes to be issued as interest shall be equal to the dollar amount of interest due at the time of payment. The number of shares of Common Stock issued as interest shall be the number determined by dividing the dollar amount of interest due by an amount equal to the average of the Closing Bid Prices (as defined herein) of the Common Stock for the ten (10) business days prior to the date interest is so paid.

          This three-year 10% Promissory Note (the "Note") is referred to in the
                                                    ----
Securities Purchase Agreement dated August 25, 1999 by and between the Company and Castle Creek (the "Securities Purchase Agreement"). The Securities Purchase
                       -----------------------------
Agreement contains certain additional agreements among the parties with respect to the terms of this Note. All such provisions are an integral part of this Note and are incorporated herein by reference. All terms defined in the Securities Purchase Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for therein. This Note is transferable and assignable to one or more purchasers (in minimum denominations of $100,000 or larger multiples of $1,000), in accordance with the limitations set forth in the Securities Purchase Agreement.

                                   ARTICLE 1
                                  PREPAYMENT


     1.1   Intentionally Omitted
           ---------------------
     1.2   Prepayment at Company's Option.
           ------------------------------

           (a) The Company shall have the right ("Prepayment at Company's
                                                  -----------------------
     Election") to prepay, subject to the limitations herein contained, all or
     --------
     any portion of the then outstanding Notes (other than Notes which are the subject of a Notice of Conversion (as herein defined) delivered prior to the delivery date of prepayment) for the Optional Prepayment Amount (as herein defined) which right shall be exercisable at any time during the term of this Note by delivery of an Optional Prepayment Notice in accordance with the prepayment procedures set forth in this
     Article I. Any Prepayment at Company's Election pursuant to this Section
     1.2 shall be made ratably among Holders in proportion to the principal amount of Notes then outstanding. Subject to the limitations on conversion herein contained, Holders may convert all or any part of their Notes selected for prepayment hereunder into Common Stock at the Conversion Price by delivering a Notice of Conversion to the Company at any time prior to the Effective Time of Prepayment (as defined herein). For each of the following time periods, the "Optional Prepayment Amount" with respect to
                                  --------------------------
     each Note means:


                               Optional Prepayment Amount (as a percentage of
                               ----------------------------------------------
                                the sum of the face amount of the Notes to be
                                ---------------------------------------------
          Time Period         prepaid, plus accrued and unpaid interest thereon)
          -----------         -------------------------------------------------
     Closing Date through                           107.5%
     180 days after Closing Date

     181 days after Closing Date through            125.0%
     364 days after Closing Date

     365 days after Closing Date through            120.0%
     729 days after Closing Date

     730 days after Closing Date through            115.0%
     1094 days after Closing Date

     Provided, however, that if, at any time after the first (1st) anniversary
     --------  -------
     of the Closing Date, the Closing Bid Prices of the Common Stock is greater than or equal to two hundred percent (200%) of the Conversion Price then in effect for each of the twenty (20) consecutive trading days immediately preceding the date of delivery of such Optional Prepayment Notice, then the Company may elect (the "200% Election") to effect a Prepayment at Company's Election at an Optional Prepayment Amount of 115%, subject to the
     -------------
     provisions of this Article I. Notwithstanding any of the foregoing, if at any time the Company elects to prepay its obligations herein while there exists an Event of Default (as defined under Section 7.3 herein), and such prepayment is permitted under Section 1.2(g) below, then the Optional Prepayment Amount shall be 125% (as a percentage of the face amount of the Notes to be prepaid, plus accrued and unpaid interest).

           The Company shall only be permitted to exercise its right to a Prepayment at Company's Election not more than once in any three (3) month period. In no event shall the Company be permitted to make a 200% Election pursuant to this Article I of a principal amount of Notes which, if all such principal amount of Notes subject to prepayment (plus all interest accrued thereon) were immediately converted into Common Stock pursuant to the terms hereof (but without regard to the limitations on conversion contained in Section 3.7(b)), would, solely as a result of such conversion and without regard to Section 3.7(b) hereof, result in any Holder owning in excess of 9.9% of the Common Stock (the "9.9%
                                                               ---
     Limitation"). A Prepayment at Borrower's Election shall be for not less
     ----------
     than One Million Dollars ($1,000,000.00) aggregate principal amount of Notes or, in the case of a 200% Election, such maximum lesser amount as would not cause the 9.9% Limitation to be exceeded as to any holder of Notes. Furthermore, unless otherwise permitted by the rules of Nasdaq, Nasdaq NMS or NYSE, if applicable, or unless the rules thereof no longer are applicable to the Company, in no event shall the Borrower be permitted to make a 200% Election pursuant to this Article I of a principal amount of Notes which, if all such principal amount of Notes subject to prepayment (plus all interest accrued thereon) were immediately converted into Common Stock pursuant to the terms hereof (without regard to Section 3.7(a) hereof), would, solely as a result of such conversion and without regard to
     Section 3.7(a) hereof, result in any Holder owning in excess of such Holder's allocable portion of the Cap Amount.

          (b) The Company may not deliver an Optional Prepayment Notice (as defined below) or effect a prepayment unless

                (i) on or prior to the date of delivery of such Optional Prepayment Notice, the Company shall have deposited with an escrow agent reasonably satisfactory to such Holder, as a trust fund, cash sufficient in amount to pay all amounts to which Holders are entitled upon such prepayment pursuant to Subsection (a) of this Section 1.2, with irrevocable instructions and authority to such escrow agent to complete the prepayment thereof in accordance with this Section 1.2;

                (ii) no Event of Default (and no event which, with notice or passage of time, or the continuation thereof, would constitute an Event of Default) has occurred and is continuing; and

                (iii) after such time as the Notes are convertible and:
          (1) the shares of Common Stock issuable (whether directly or pursuant to the PIK Notes) have been registered for resale in an appropriate and an effective registration statement under the Securities Act of 1933, as amended (the "Registration Statement"), available for
                                 ----------------------
          immediate use
          by the Holder and such shares are qualified or exempt under applicable state securities laws so that the Holder may immediately thereafter resell such shares of Common Stock; (2) the shares of Common Stock issuable (whether directly or pursuant to the PIK Notes) are listed for trading on Nasdaq, Nasdaq NMS or the NYSE; (3) such shares of Common Stock are, in the case of the PIK Notes, reserved for issuance in accordance with the Reserved Amount requirement of Section 4.1 hereof; and (4) the Registration Statement is and has been effective and available for use as contemplated above for the twenty (20) trading days immediately preceding such Notice and the Effective Time of Prepayment.

               Any Optional Prepayment Notice delivered in accordance with this subsection (b) shall be accompanied by a statement executed by a duly authorized officer of its escrow agent, certifying the amount of funds which have been deposited with such transfer agent or escrow agent and that the transfer agent or escrow agent has been instructed and agrees to act as prepayment agent hereunder.

               (c) The Company shall effect the Prepayment at Company's Election under this Section 1.2 by giving prior written notice (the "Optional Prepayment Notice"), which notice may only be delivered on a
      --------------------------
     business day, and, if the Notes are convertible in accordance with the terms hereof, at least twenty (20) business days (ten (10) business days in the event of a prepayment prior to 180 days after the Closing Date) prior to the date on which such prepayment is to become effective (the "Effective
                                                                       ---------
     Time of Prepayment") to Holders of Notes selected for prepayment at the
     ------------------
     address and facsimile number of such Holder appearing in the Company's register for the Notes. The Optional Prepayment Notice shall indicate the Notes selected for prepayment and the Optional Prepayment Amount. The Optional Prepayment Notice shall be deemed to have been delivered to a
     Holder: (i) if such fax is received by such holder on or prior to 3:00 p.m. Chicago time, on the time and date of transmission of Company's fax; and
     (ii) if such fax is received by Holder after 3:00 p.m. Chicago time, on the next business day following the date of transmission of Company's fax; provided that, for any notice required under this subsection 1.2(c) to be valid, a copy of such notice must be sent to the Holders on the same day by overnight courier.

               (d) The Optional Prepayment Amount shall be paid to each Holder whose Notes are being prepaid at the Effective Time of Prepayment;

     provided, however, that (i) the Company shall not be obligated to deliver
     --------  -------
     any portion of the Optional Prepayment Amount until either the Notes being prepaid are delivered to the office of the Company or the transfer agent as provided in this subsection 1.2(d), or such Holder notifies the Company or the transfer agent that such Notes have been lost, stolen or destroyed and delivers documentation in accordance with Section
     10.10 hereof and (ii) the aggregate principal amount of Notes of any Holder that the Borrower shall be entitled to prepay in connection with any Optional Prepayment Notice shall be reduced by the aggregate principal amount of Notes which are converted (or with respect to which a Notice of Conversion (as defined in Section 3.1) is delivered to the Company) after delivery to such Holder of such Optional Prepayment Notice and prior to the Effective Time of Prepayment. Notwithstanding anything herein to the contrary, in the event that the Notes being prepaid are not delivered to the Company or the transfer agent prior to the second business day following the Effective Time of Prepayment, the prepayment of the Notes pursuant to this Section 1.2 shall still be deemed effective as of the Effective Time of Prepayment and the Optional Prepayment Amount shall be paid to each Holder whose Notes are being prepaid by 5:00 p.m., Chicago time, on the next business day following the date on which the Notes are actually delivered to the Company or the transfer agent.

               (e) If the Company fails to deliver the Optional Prepayment Amount to the Holder on or before the Optional Prepayment Date (an

     "Optional Prepayment Default"), the Company shall pay to Holder an amount
     ----------------------------
     equal to:

                 (.24) x (D/365) x (Optional Prepayment Amount)

     where "D" means the number of days from the Optional Prepayment Date through and including the date on which the Company delivers the Optional Prepayment Amount to the Holder.

               The payments to which Holder shall be entitled pursuant to this subparagraph (e) are referred to herein as "Prepayment Default Payments."
                                                 ---------------------------

               (f) In the event of any Optional Prepayment Default, the Holder shall have the right (without limiting damages hereunder, the right to Prepayment Default Payments or any other right or remedy), at any time prior to the Company's delivery of the Optional Prepayment Amount to the Holder, to continue to treat the portion of this Note which was subject to prepayment as outstanding for all purposes hereof, including conversion in accordance with the procedures set forth in Article III hereof at, however, the lowest Conversion Price in effect during the period beginning on, and including, the date of the Optional Prepayment Notice which triggered the Company's rights pursuant to Section 1.2(a) above through and including the day shares of Common Stock are delivered to the Holder upon such a conversion. In addition, if the Company fails to pay an Optional Prepayment Amount when due and owing, the Company shall thereafter forfeit its rights under this Article I to effect Prepayment at Company's Election.

            (g) Notwithstanding the provisions of this Article I, during the continuance of at least one of the Events of Default under Sections 7.3(a),
     (b) or (d) herein and until cured or any occurrence which would with the passage of time, the giving of notice and/or the continuance thereof result in such an Event of Default and until cured, the Company shall lose its right to Prepayment at Borrower's Election. Notwithstanding the foregoing, this section (g) shall only apply when any portion of this Note may be converted as provided herein.

                                   ARTICLE 2
                              CERTAIN DEFINITIONS

2.1  The following terms shall have the following meanings:

               (a) "Bankruptcy Event" shall mean any one or more of the
                    ----------------
     following: (i) the commencement of any voluntary proceeding by the Company seeking entry of an order for relief under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law; (ii) the making by the Company of a general assignment for the benefit of its creditors; (iii) the commencement of any involuntary proceeding respecting the Company seeking entry of an order for relief against the Company in a case under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law; (iv) entry of a decree or order respecting the Company by a court having competent jurisdiction, which decree or order (x) results in the appointment of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property or (y) orders the winding up, liquidation, dissolution, reorganization, arrangement, adjustment, or composition of the Company or any of its debts; (v) the appointment, whether or not voluntarily by the Company, of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property; (vi) the failure by the Company to pay, or its admission in writing of its inability to pay, its debts generally as they become due; (vii) the exercise by any creditor of any right in connection with an interest of such creditor in any substantial part of the Company's property, including, without limitation, foreclosure upon all or any such part of the Company's property, replevin, or the exercise of any rights or remedies provided under the Uniform Commercial Code with regard thereto; (viii) the making of, or the sending of a notice of, a bulk transfer by the Company; (ix) the calling by the Company of a general meeting of its creditors or any portion of them; (x) the failure by the Company to file an answer or other pleading denying the material allegations of any proceeding described herein that is filed against it; and (xi) the consent by the Company to any of the actions, appointments, or proceedings described herein or the failure of the Company to contest in good faith any such actions, appointments, or proceedings. For purposes of this paragraph, the "Company" shall also refer to any material subsidiary thereof.

               (b) "Closing Bid Price" means, for any security as of any date,
                    -----------------
     the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to Holders of a majority of the aggregate principal amount represented by the then outstanding Notes (with the consent of the Initial Holder so long as the Initial Holder continues to own Notes) ("Majority Holders") if Bloomberg
                                              ----------------
     Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last
                     ---------
     reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Company.

               (c) "Conversion Amount" means (i) the portion of the principal
                    -----------------
     amount of this Note elected by Holder to be converted (the "Selected
                                                                 --------
     Amount"), which amount may be all or any portion of the principal amount of
     ------
     this Note plus (ii) an amount equal to the product of (A) N divided by 365 times (B) .10 times (C) the Selected Amount; provided, however, that for a
                   -----                          --------  -------
     Conversion Date (as defined herein) which occurs during the thirty-day period beginning on the one hundred twentieth (120th) day (the "Interim
                                                                     -------
     Period") following the Closing Date, the Selected Amount may not exceed
     ------
     fifty percent (50%) of the original principal amount of this Note as of the Closing Date; provided further that
                   ---------------
     notwithstanding any provision of this subsection (c), if a Material Adverse Change (as defined herein) occurs after the date hereof and prior to the expiration of the Interim Period, the Selected Amount shall not be subject to such limitation.

               (d) "Conversion Date" means, for any Optional Conversion, the
                    ---------------
     date specified in the Notice of Conversion, or if no date is specified therein, the date the Notice of Conversion is faxed or otherwise delivered to the Company; provided, however, that the Conversion Date shall not be
                     --------  -------
     prior to the date of delivery of the Notice of Conversion and any Notice of Conversion delivered to the Company on a day which is not a business day shall be deemed delivered as of the next following business day.

               (e) "Conversion Price" means, with respect to any Conversion
                    ----------------
     Date, the lower of the Fixed Conversion Price and the Variable Conversion Price, each as in effect as of such date, subject to adjustment as provided herein.

               (f) "Fixed Conversion Price" means one hundred and ten percent
                    ----------------------
     (110%) of the average of the Closing Bid Prices for the ten (10) consecutive trading days immediately preceding the Issue Date. The Fixed Conversion Price is subject to adjustment as provided herein.

               (g) "N" means the number of days from the most recent Interest
                    -
     Payment Date to which interest has been paid and if no interest has been paid, then the number of days from the Issue Date, in each case to and including the Conversion Date as specified in the notice of conversion in the form attached hereto (the "Notice of Conversion").
                                    --------------------

               (h) "Variable Conversion Price" means, as of any Conversion Date,
                    -------------------------
     the average of the five lowest Closing Bid Prices during the fifteen (15) consecutive trading days immediately preceding the Conversion Date (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such fifteen (15) trading-day period), subject to adjustment as provided herein.

                                    ARTICLE 3
                                   CONVERSION

          3.1  Conversion at the Option of the Holder.  Subject to the
               --------------------------------------
limitations on conversions contained in Section 3.7 hereof, the Holder may, at any time on or after the one hundred twentieth (120th) day following the Closing Date and from time to time thereafter, convert (an "Optional Conversion") a
                                                    -------------------
Conversion Amount into a number of fully paid and nonassessable shares of Common Stock equal to the number determined by dividing such Conversion Amount by the Conversion Price.

          3.2  Mechanics of Conversion.  In order to effect an Optional
               -----------------------
Conversion, a Holder (a "Converting Holder") shall fax (or otherwise deliver) a
                         -----------------
copy of the fully executed Notice of Conversion substantially in the form of

Exhibit A (the "Notice of Conversion") to the Company.  Upon receipt by the
---------       --------------------
Company of a facsimile copy of a Notice of Conversion from a Converting Holder, the Company shall immediately send, via facsimile, a confirmation to the Converting Holder stating that the Notice of Conversion has been received, the date upon which the Company expects to deliver the Common Stock upon conversion and the name and telephone number of a contact person at the Company regarding the conversion. Promptly following the faxing (or other delivery) of the Notice of Conversion, the Holder shall surrender or cause to be surrendered to the Company, this Note, duly endorsed, along with a copy of the Notice of Conversion.

          3.3  Delivery of Common Stock Upon Conversion.  Subject to Section 3.6
               ----------------------------------------
hereof, upon the delivery of a Notice of Conversion, the Company shall, as soon as practicable but in any event no later than the later of (a) the day that is three business days following the Conversion Date and (b) the day that is the first business day following the date of surrender of this Note (or delivery of documentation in accordance with Section 10.10 hereof) (the "Delivery Period"),
                                                             ---------------
issue and deliver to the Converting Holder (x) that number of shares of Common Stock issuable upon conversion of the portion of this Note being converted and
(y) a new Note in the form hereof representing the balance of the principal amount hereof not being converted, if any. Delivery under this Section 3.3 may be made personally or by reputable overnight courier. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued and outstanding as of such date.

          3.4  Taxes.  The Company shall pay any and all taxes (other than
               -----
transfer taxes) which may be imposed with respect to the issuance and delivery of the shares of Common Stock upon the conversion of this Note.

          3.5  No Fractional Shares.  No fractional shares of Common Stock are
               --------------------
to be issued upon the conversion of this Note, but the Company shall instead round up to the next whole number the number of shares of Common Stock to be issued upon such conversion.

          3.6  Conversion Disputes.  In the case of any dispute with respect to
               -------------------
a conversion, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with Sections 3.1 and 3.3 hereof. If such dispute only involves the calculation of the Conversion Price, the Company shall submit the disputed calculations to an independent accounting firm of national standing (acceptable to the Converting Holder) via facsimile within two
(2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Company and the Converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. As soon as possible thereafter, the Company shall then issue the appropriate number of shares of Common Stock in accordance with Sections 3.1 and 3.3 hereof.

          3.7  Limitations on Conversions.  The conversion of this Note shall be
               --------------------------
subject to the following limitations (each of which limitations shall be applied independently):

               (a) Cap Amount.  Prior to Shareholder Approval, unless otherwise
                   ----------
     permitted by the rules of the Nasdaq or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued upon conversion of the Notes and exercise of the Warrant (as defined in the Securities Purchase Agreement) exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon the conversion of the Notes and the
                           ----------
     exercise of the Warrants, which, as of the date of initial issuance of the Notes and Warrants, shall be 1,518,870 shares (or any such higher number as the rules permit). A Holder's allocable portion of the Cap Amount shall be applicable to both Notes and Warrants held by it and shall be applied to such Notes and Warrants on the basis of the time of conversion or exercise, as the case may be, thereof. In the event the Company is prohibited from issuing shares of Common Stock as a result of the operation of this clause
     (a), the Interest Rate on any portion of the Note which cannot be converted because of the limitations of Nasdaq Rule 4460(i) shall be permanently adjusted to fourteen percent (14%) and thereafter all interest on all Notes shall be payable in cash quarterly in arrears notwithstanding any other provision of this Note. In the event that pursuant to the rules of Nasdaq the Warrants are not integrated with the Notes for purposes of the Cap Amount, then the Cap Amount shall apply solely to the Notes.

               (b) No Five Percent Holders.  Notwithstanding anything to the
                   -----------------------
     contrary contained herein, the Notes shall not be convertible by a Holder to the extent (but only to the extent) that, if convertible by such Holder, such Holder would beneficially own in excess of 4.99% (the "Applicable
                                                                 ----------
     Percentage") of the shares of Common Stock.  To the extent the above
     ----------
     limitation applies, the determination of whether the Notes shall be exercisable (vis-a-vis other securities owned by Holder which contain similar limitations on conversion) and of which Notes shall be exercisable (as among Notes) shall be made on the basis of the earliest submission of the Notes (vis-a-vis other securities owned by the Holder which contain similar limitations on conversion and vis a vis other Notes), in each case subject to such aggregate percentage limitation. No prior inability to convert Notes pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms of this Section with the approval of the Board of Directors of the Company and the Holder:
     (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter, with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder. The holders of Common Stock of the Company shall be third-party beneficiaries of this subsection and the Company shall not waive this section without the consent of the holders of a majority of the Common Stock.

               (c) Material Adverse Change.  Notwithstanding anything to the
                   -----------------------
     contrary contained herein, the Notes shall be fully convertible (subject to
     (a) and (b) above) from and after the occurrence of a Material Adverse Change. For the purposes of this Note, a "Material Adverse Change" means
                                                -----------------------
     any change which has a material adverse effect on (i) the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated hereby, (iii) the ability of the Company to perform its obligations under this Note, the Securities Purchase Agreement, that certain Registration Rights Agreement dated as of August 25, 1999 by and between the Company and Castle Creek (the "Registration
                                                                ------------
     Rights Agreement") or the Warrants (collectively, the "Investment
     ----------------                                       ----------
     Agreements") or (iv) Holder's interest in the Note.
     ----------

     3.8  Intentionally omitted.
          ---------------------

     3.9  Electronic Transmission. In lieu of delivering physical certificates
          -----------------------
representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company

("DTC") Fast Automated Securities Transfer program (the "FAST Program"), upon
-----                                                    ------------
request of a Holder, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's prime broker with DTC through its Deposit Withdrawal Agent

Commission system. The Company shall use its reasonable best efforts to participate in an electronic delivery system acceptable to Holder within twelve
(12) months from the date of this Agreement.

                                   ARTICLE 4
                     RESERVATION OF SHARES OF COMMON STOCK

          4.1  Reserved Amount.  At the Issue Date and thereafter, the Company
               ---------------
shall have authorized and reserved and keep available for issuance not less than one million, one hundred twenty-nine thousand five hundred sixty-eight (1,129,568) shares of Common Stock (subject to equitable adjustment for any stock splits, stock dividends, reclassification or similar events) (the

"Reserved Amount") solely for the purpose of effecting the conversion of the
----------------
Notes and the exercise of the Warrants. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the full conversion of all outstanding Notes and issuance of the shares of Common Stock in connection therewith and the full exercise of the Warrants and issuance of the shares of Common Stock in connection therewith (in each case without giving effect to any limitation on conversion or exercise thereof). The Reserved Amount shall be allocated among the Holders as provided in Section 10.1 hereof.

          4.2  Increases to Reserved Amount.  Without limiting any other
               ----------------------------
provision of this Article IV, if a Holder's allocable portion of the Reserved Amount for any three (3) consecutive trading days (the last of such three (3) trading days being the "Authorization Trigger Date") shall be less than one
                        --------------------------
hundred fifty percent (150%) of the number of shares of Common Stock issuable upon conversion of such Holder's Note and exercise of such Holder's Warrants on such trading days (in each case without giving effect to any limitation on conversion or exercise thereof), the Company shall immediately notify all Holders of such occurrence and shall take action as soon as possible, but in any event within sixty (60) days (ten (10) days if such action solely requires action of the Board of Directors of the Company) after an Authorization Trigger Date (including, if necessary, shareholder approval to authorize the issuance of additional shares of Common Stock), to increase the Reserved Amount so that each Holder's allocable portion thereof shall equal or exceed two hundred percent (200%) of the number of shares of Common Stock then issuable upon conversion of such Holder's Note and exercise of such Holder's Warrants (in each case without giving effect to any limitation on conversion or exercise thereof).

                                   ARTICLE 5
                    COMPLIANCE WITH CAP AMOUNT RESTRICTIONS

          If at any time after the Issue Date the then unissued portion of any Holder's Cap Amount is less than one hundred seventy-five percent (175%) of the number of shares of Common Stock then issuable upon conversion of such Holder's Notes and exercise of such Holder's Warrants (in each case without giving effect to any limitation on conversion or exercise thereof), the Company shall immediately notify all Holders of such occurrence.

                                   ARTICLE 6
                         FAILURE TO SATISFY CONVERSIONS

          6.1  Conversion Default Payments.  If, at any time, (x) a Holder
               ---------------------------
submits a Notice of Conversion and the Company fails for any reason (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount) to deliver, on or prior to the expiration of the Delivery Period for such conversion, such number of shares of Common Stock to which such Holder is entitled upon such conversion, or (y) the Company provides notice in violation of Section 6.4 herein (including by way of public announcement) to any Holder at any time of its intention not to issue shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of the Notes (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount) (each of (x) and (y) being a "Conversion Default"), then the
                                                 ------------------
Company shall pay to such Holder damages in an amount equal to the product of
(A) the Damages Amount times (B) D times (C) .01, where:

          "D" means the number of days beginning and including the date of the
           -
Conversion Default through and including the Cure Date with respect to such Conversion Default;

          "Damages Amount" means the Conversion Amount with respect to which
           --------------
such Conversion Default occurred plus all accrued and unpaid interest thereon as of the first day of the Conversion Default.

          "Cure Date" means (i) with respect to a Conversion Default described
           ---------
in clause (x) of its definition, the date the Company effects the conversion of the portion of this Note submitted for conversion and (ii) with respect to a Conversion Default described in clause (y) of its definition, the date the Company undertakes in writing to issue Common Stock in satisfaction of all conversions of Notes in accordance with their terms; provided the Company so honors such conversions.

          The payments to which a Holder shall be entitled pursuant to this
Section 6.1 are referred to herein as "Conversion Default Payments."  All
                                       ---------------------------
Conversion Default Payments shall be paid in cash within five (5) business days of a Holder's demand therefore (which demand may be made at any time and from time to time).

          6.2  Intentionally Omitted
               ---------------------

          6.3  Adjustment to Conversion Price.  If a Holder has not received
               ------------------------------
certificates for all shares of Common Stock within two business days following the expiration of the Delivery Period with respect to a conversion of any portion of any of such Holder's Notes, then the Fixed Conversion Price shall, with respect to such conversion and thereafter, be the lesser of (i) the Fixed Conversion Price on the Conversion Date specified in the Notice of Conversion which resulted in the Conversion Default and (ii) the lowest Conversion Price in effect during the period beginning on, and including, such Conversion Date through and including the Cure Date. If there shall occur a Conversion Default of the type described in clause (y) of
Section 6.1 hereof, then the Fixed Conversion Price with respect to any conversion thereafter shall be the lower of the Fixed Conversion Price and the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Default through and including the Cure Date. The Fixed Conversion Price shall thereafter be subject to further adjustment as provided in this Note (including by virtue of re-application of this Section 6.3), but shall not be subject to upward adjustment.

          6.4  Certain Prohibited Announcements.  The Company shall not provide
               -----------------------------------
notice to any Holder, including by way of public announcement, at any time, of its intention not to issue shares of Common Stock to any Holder upon conversion in accordance with the terms of the Notes (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount);

                                   ARTICLE 7
                               EVENTS OF DEFAULT

          7.1  Holder's Option to Demand Prepayment.  Upon the occurrence of an
               ------------------------------------
Event of Default, each Holder shall have the right to elect at any time and from time to time to have all or any portion of such Holder's then outstanding Notes prepaid by the Company for an amount equal to the Holder Demand Prepayment Amount (as herein defined).

               (a) The right of a Holder to elect prepayment shall be exercisable upon the occurrence of an Event of Default by such Holder in its sole discretion by delivery of a Demand Prepayment Notice (as herein defined) in accordance with the procedures set forth in this Article VII. Notwithstanding the exercise of such right, the Holder shall be entitled to exercise all other rights and remedies available under the provisions of this Note and at law or in equity.

               (b) A Holder shall effect each demand for prepayment under this
     Article VII by giving at least three (3) business days prior written notice (the "Demand Prepayment Notice") of the date on which such prepayment is to
           ------------------------
     become effective (the "Effective Date of Demand of Prepayment"), the Notes
                            --------------------------------------
     selected for prepayment and the Holder Demand Prepayment Amount to the Company at the address and facsimile number provided in Section 10.4, which Demand Prepayment Notice shall be deemed to have been delivered on the business day after the date of transmission of Holder's fax (with a copy sent by overnight courier to the Company) of such notice.

               (c) The Holder Demand Prepayment Amount shall be paid to a Holder whose Notes are being prepaid within one (1) business day following the Effective Date of Demand of Prepayment.

               (d) Promptly following the date on which the Notes are prepaid, Holder shall either deliver such Notes to the office of the Company or the transfer agent, or notify the Company or the transfer agent that such Notes have been lost, stolen or destroyed and deliver the documentation required in accordance with Section 10.10 hereof.

     7.2  Holder Demand Prepayment Amount.  The "Holder Demand Prepayment
          -------------------------------   ------------------------
Amount" means the greater of:  (i) 1.5 (in the event of an Event of Default
------
under 7.3(a), (b) or (d)) and 1.25 (in the event of any other Event of Default) times the aggregate amount of the principal amount of this Note for which demand is being made (the "Stated Value"), plus all accrued and unpaid interest thereon
                    ------------
through the date of prepayment and (ii) the product of (1) the highest price at which the Common Stock is traded from the date of the Event of Default through the date of the Effective Date of Demand of Prepayment (or the most recent highest closing bid price if the Common Stock is not traded between such dates) divided by the lowest Conversion Price during such period, and (2) the sum of the Stated Value plus all accrued and unpaid interest thereon through the date of prepayment.

     7.3  Events of Default. An "Event of Default" means any one of the
          -----------------      ----------------
          following:

          (a) the Company breaches, and such breach continues uncured for three (3) business days after the Company has been notified thereof in writing by a Holder, any covenant or other material term or condition of this Note, the Warrants, the Securities Purchase Agreement or the Registration Rights Agreement, including, without limitation, any default in payment of principal, interest or other amounts due hereunder or under the Registration Rights Agreement, and further including, without limitation, any breach of Section 3.3 hereof, Section 4.1 hereof, Section
     4.2 hereof, Section 6.1 hereof, Section 6.4 hereof, Section 2.3 of the Registration Rights Agreement, Section 3.2 of the Registration Rights Agreement, Section 4.9 of the Securities Purchase Agreement, or Section 5.1 or 5.2 of the Securities Purchase Agreement;

          (b) any representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, this Note, the Warrants, the Securities Purchase Agreement and the Registration Rights Agreement), shall be false or misleading in any material respect when made;

          (c)  a Bankruptcy Event occurs;

               (d) the Company's execution or performance of its obligations under this Note, the Warrants, the Securities Purchase Agreement or the Registration Rights Agreement (the "Documents") constitutes a breach or is
                                         ---------
     restricted under any existing agreement of the Company (or would cause a default or acceleration (or right of acceleration) under such existing agreement), or the Company enters into any new agreement under which performance of any material obligation under the Documents would be a breach or be restricted or cause a default or acceleration (or right of acceleration) under such new agreement;

               (e) the Company or any subsidiary breaches or defaults under any agreement involving indebtedness for borrowed money or purchase price, the breach of or default under which results in the acceleration or right of acceleration (or with the passage of time or the giving of notice would result in the acceleration or right of acceleration) of the maturity of such debt owed by the Company;

               (f) an event of default (as defined in a Capital Lease obligation), or any occurrence which would with the passage of time or the giving of notice or continuance thereof result in an event of default therein;

               (g)  Intentionally omitted.
                    ---------------------

               (h) a judgment which, together with other undischarged judgments against the Company, is in excess of Five Hundred Thousand Dollars ($500,000) is rendered against the Company and, within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof is not stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged; or

               (i) If for any reason the current Chairman of the Board, Chief Executive Officer or President leaves the employment of the Company or is no longer serving in such capacity, as the case may be, or is no longer performing in substantially the same capacity and performing the same duties and function of such capacity as of the date of this Agreement.

     7.4  Failure to Pay Damages Amount.  The Company shall pay the Holder
          -----------------------------
Demand Prepayment Amount within three (3) business days of receipt of a written request therefor by a Holder. Without limiting any obligations of Company hereunder or rights or remedies of the Holder, in the event the Company is not able to pay all amounts due and payable with respect to all Notes subject to Holder Demand Prepayment Notices, the Company shall pay the Holders such amounts pro rata, based on the total amounts payable to such Holder relative to the total amounts payable to all Holders. During the continuance of an Event of Default (the "Default Period"), the Conversion Price shall mean the lowest
              --------------
Conversion Price at any time during the Default Period (notwithstanding the actual Conversion Date) determined in accordance with the foregoing provisions of the definition.

                                   ARTICLE 8
                      ADJUSTMENTS TO THE CONVERSION PRICE

          The Conversion Price shall be subject to adjustment from time to time as follows:

          8.1  Stock Splits, Stock Dividends, Etc.  If at any time on or after
               -----------------------------------
the date of issuance of this Note, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price and the Variable Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price and the Variable Conversion Price shall be proportionately increased. In such event, the Company shall notify the Company's transfer agent of such change on or before the effective date thereof.

          8.2  Certain Public Announcements.  In the event that (i) the Company
               ----------------------------
makes a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and there is no distribution thereof) or to sell or transfer all or substantially all of the assets of the Company or (ii) any person, group or entity (including the Company) publicly announces a tender offer in connection with which such person, group or entity seeks to purchase 50% or more of the Common Stock (the date of the announcement referred to in clause (i) or (ii) of this paragraph is hereinafter referred to as the "Announcement Date"), then the Conversion Price
                                -----------------
shall, effective upon the Announcement Date and continuing through the consummation of the proposed tender offer or transaction or the Abandonment Date (as defined below), be equal to the lesser of (x) the Conversion Price calculated as provided in Article II hereof and (y) the Conversion Price which would have otherwise been applicable for Conversion occurring on the Announcement Date. From and after the Abandonment Date, as the case may be, the Conversion Price shall be determined as set forth in Article II hereof. The

"Abandonment Date" means with respect to any proposed transaction or tender
-----------------
offer for which a public announcement as contemplated by this paragraph has been made, the date which is seven (7) trading days after the date upon which the Company (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer which causes this paragraph to become operative.

          8.3  Major Transactions.  If the Company shall consolidate or merge
               ------------------
with any other corporation or entity (other than a consolidation merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not exceed fifty percent (50%) of the Common Stock)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any other such reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), then the holder of this Note may, at its
                   -----------------
option, either (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Note and this Note shall continue to be convertible into such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Note (without payment of any exercise price hereunder), equal to the greater of, as determined in the sole discretion by such holder: (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major
                                                                      -----
Transaction Consideration"), to which a Holder of the number of shares of Common
-------------------------
Stock delivered upon conversion of such Note would have been entitled upon such Major Transaction had the Holder of such Note exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction and (ii) the applicable percentage (as provided under Article I of this Note as if a prepayment thereunder had been effected based on when such Notice of Major Transaction shall have been delivered) of the principal amount of such Note plus accrued interest, in the aggregate, in cash or if an Event of Default has occurred and is continuing at the time of such Notice of Major Transaction or thereafter prior to the consummation of such Major Transaction, then 125% of the principal amount of such Note plus interest, in the aggregate in cash and the Company shall make lawful provision therefor as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations thereunder. No sooner than ten (10) days nor later than five (5) days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each Holder, which
                         ---------------------------
Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction Consideration which such Holder would receive under clause (i) of this Section 8.3. If the Major Transaction Consideration does not consist entirely of United States currency, such Holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) days of the Holder's receipt of the Notice of Major Transaction.

          8.4  Adjustment Due to Distribution.  If the Company shall declare or
               ------------------------------
make any distribution of its assets (or rights to acquire its assets) to holders of any class of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution") at any time after the date hereof, then the
                  ------------
Holders will be entitled to receive, upon the terms applicable to such Distribution, the amount of such assets (or rights) which each Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion or exercise herein or elsewhere contained) immediately before the date on which a record is taken for determining shareholders entitled to such Distribution, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined to be entitled to such Distribution.

          8.5  Issuance of Other Securities.  If, at any time after the Closing
               ----------------------------
Date the Company shall issue any securities which are convertible into or exchangeable for Common Stock ("Convertible Securities") either (i) at a
                                ----------------------
conversion or exchange rate based on a discount from the market price of the Common Stock at the time of conversion or exercise or (ii) with a fixed conversion or exercise price less than the Fixed Conversion Price, then, at the Holder's option: (x) in the case of clause (i), the Variable Conversion Price and Fixed Conversion Price in respect of any conversion of the Notes after such issuance shall be calculated utilizing the greatest discount applicable to any such Convertible Securities; and (y) in the case of clause (ii), the Fixed Conversion Price shall be reduced to such lesser conversion or exercise price and the Variable Conversion Price shall be proportionately reduced. If the Company shall issue any Convertible Securities that are convertible into or exchangeable for shares of Common Stock on a basis different from that of this Note, the Holder of this Note may elect that the provisions to this Note be revised to incorporate such different provisions with respect to conversion or exchange, subject to the limitations of Section 3.7 hereof; provided, however,
                                                            --------
Purchaser may not select provisions on a non-integrated basis which would have an inequitable result on the intent of this provision.

          8.6  Purchase Rights.  If the Company issues any Convertible
               ---------------
Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common
      ---------------
Stock, then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which each Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion or exercise herein or elsewhere contained) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grants, issue or sale of such Purchase Rights.

          8.7.  Special Adjustment.  If the Company takes any actions (including
                ------------------
under or by virtue of this Article VIII) which would have a dilutive effect on the Holder (including by virtue of the issuance of securities at less than fair market value) or which would materially and adversely affect the Holder with respect to its investment in the Note, and if the provisions of this Article VIII are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from a Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Fixed Conversion Price and the Variable Conversion Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

          8.8  Notices of Adjustment.  Upon the occurrence of each adjustment or
               ---------------------
readjustment pursuant to this Article VIII, the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a Note.

          8.9  Delisting.  In the event that the Common Stock of the Company is
               ---------
suspended from trading or is no longer listed (and authorized) for trading on Nasdaq, Nasdaq NMS or the NYSE, at the option of the Purchaser (i) the Conversion Price shall be reduced by twenty (20) percent of that amount calculated pursuant to Article II hereof or (ii) the Company shall be required to pay to the Holders an amount (the "Delisting Amount") equal to the product of
                                      ----------------
(a) one and one-half (1.5) percent times (b) the outstanding principal amount of this Note on the date such suspension or delisting goes into effect plus all accrued and unpaid interest thereon. Such Delisting Amount shall be due and payable to the Holders for each monthly period that the Common Stock of the Company remains suspended from trading or is no longer listed (and authorized) as specified herein. Purchaser may change its election herein from time to time, so long as Purchaser notifies the Company sixty-one (61) calendar days in advance of any such change.

          8.10  Key Officer and Director Transfers.  If any Key Officer (as
                ----------------------------------
defined below) or director (in each case, or any member of his/her family or any trust or other entity for the benefit of any member of his/her family), during the period beginning on the Closing Date and ending on the date that is six months after the registration statement required pursuant to Section 2.1 of the Registration Rights Agreement is declared effective, and while such person is a Key Officer or director, directly or indirectly, offers, sells, transfers, assigns, pledges, or otherwise disposes of any shares of Common Stock, or any securities directly or indirectly convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire shares of Common Stock (all such securities, "Options") or enter into any agreement, contract, arrangement or understanding with respect to any such offer, sale, transfer, assignment, pledge or other disposition of any Common Stock or Options or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of a specified amount of Common Stock or Options (an "Executive Transfer"), then the Conversion Price shall be
                      ------------------
reduced by thirty (30) percent of that amount calculated pursuant to Article II hereof; provided, however that a Key Officer or director (and all such entities
        --------  -------
for the benefit of any members of his/her family, collectively) may sell in the aggregate sell during the six (6) month period following effectiveness of such Registration Statement up to ten percent (10%) of his or her total holdings as of the Issue Date without triggering the adjustments of this Section 8.10. For purposes of this Section 8.10, Key Officer shall mean R. Steven Adams, Lindley
                               -----------
S. Branson, William R. Cullen, Perry Evans, Andre Durand, Gwenael Hagan and Simon Greenman and any person who assumes or performs the duties of any other Key Officer.

                                   ARTICLE 9
                          RANK; PROTECTION PROVISIONS

          9.1  Participation.  Each Holder shall, as a Holder of a Note, be
               -------------
entitled to dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holder had fully converted the Note held by such Holder on the record date for such dividends or distributions into Common Stock (without regard to any limitations on conversion herein or elsewhere contained) at the Conversion Price applicable on such record date and such Common Stock had been issued on the day before such record date. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

          9.2  Protection Provisions.  The Company shall not, without first
               ---------------------
obtaining the approval of the Majority Holders and, to the extent their interests may be adversely affected, each initial Holder of Notes: () alter or change the rights, preferences or privileges of the Notes; () alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Notes; () redeem, or declare or pay any cash dividend or distribution on any capital stock (except pursuant to any requirements of capital stock already issued and outstanding); () do any act or thing not authorized or contemplated by this Note which would result in any taxation with respect to the Notes under Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended (or otherwise suffer to exist any taxation as a result thereof); or () sell or otherwise transfer all or substantially all of the assets of the Company.

                                   ARTICLE 10
                                 MISCELLANEOUS

          10.1  Allocation of Cap Amount and Reserved Amount.  The initial Cap
                --------------------------------------------
Amount and Reserve Amount shall be allocated pro rata among the Holders based on the number of Notes and Warrants held by each Holder. Each increase to the Cap Amount or Reserved Amount shall be allocated pro rata among the Holders based on the number of Notes and Warrants held by each Holder at the time of increase in the Cap Amount or the Reserved Amount, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's Notes or Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Notes shall be allocated to the remaining Holders, pro rata based on the number of Notes and Warrants then held by such Holders.

          10.2  Payment of Cash; Defaults.  Whenever the Company is required to
                -------------------------
make any cash payment to a Holder under this Note (as a Conversion Default Payment, Holder Demand Prepayment Amount or otherwise), such cash payment shall be made to the Holder by the method (by certified or cashier's check or wire transfer of immediately available funds) elected by such Holder. If such payment is not delivered when due (any such amount not paid when due being a

"Default Amount") such Holder shall thereafter be entitled to interest on the
---------------
unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) or the highest interest rate permitted by applicable law until such amount is paid in full to the Holder. In addition, and notwithstanding anything to the contrary contained in this Note, a Holder may elect in writing to convert all or any portion of accrued Default Amounts, at any time and from time to time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the default with respect thereto through the cure date for such default. In the event that a Holder elects to convert all or any portion of the Default Amounts into Common Stock, the Holder shall so notify the Company on a Notice of Conversion of such portion of the Default Amounts which such Holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of, and subject to limitations contained in,
Article III hereof.

          10.3  Failure or Indulgence Not Waiver.  No failure or delay on the
                --------------------------------
part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          10.4  Notice.  Any notice herein required or permitted to be given
                ------
shall be in writing and may be personally served or delivered by courier or by confirmed telecopy and shall be deemed to have been given at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Online System Services, Inc.
               1800 Glenarm Place, Suite 700
               Denver, Colorado 80202
               Telecopy:  (303) 292-5039
               Attention:  William Cullen

               with a copy to:

               Gray, Plant, Mooty, Mooty & Bennett, P.A.
               3400 City Center
               33 South Sixth Street
               Minneapolis, MN 55402-3796
               Telecopy:  (612) 333-0066
               Attention:  Lindley S. Branson, Esq.

               If to Holder:

               Castle Creek Technology Partners LLC
               c/o Castle Creek Partners LLC
               77 West Wacker Drive, Suite 4040
               Chicago, Illinois 60601
               Telecopy:  (312) 499-6999
               Attention:  Portfolio Manager

               and with a copy to:

               Altheimer & Gray
               10 South Wacker Drive, Suite 4000
               Chicago, Illinois 60606
               Telecopy:  (312) 715-4800
               Attention:  Peter H. Lieberman, Esq.

          If to any other Holder, to such address set forth under Holder's name on the signature page hereto executed by Holder.

          10.5  Amendment Provision.  Except as provided in Section 3.7(b)
                -------------------
hereof, this Note and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder. Following the transfer of any portion of this Note (including any subsequent transfer) to any third party, Holder shall, at its option, be entitled to the benefit of any amendments to the transferred portion of this Note. The term "Note" and all references thereto,
                                             ----
as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          10.6  Assignability.  This Note shall be binding upon the Company and
                -------------
its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Note.

          10.7  Cost of Collection.  If default or failure is made in any manner
                ------------------
with respect to this Note, the Company shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

          10.8  Governing Law.  This Note shall be governed by and construed in
                -------------
accordance with the laws of the State New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company, mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect each Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          10.9  Denominations.  At the request of a Holder, upon surrender of
                -------------
this Note, the Company shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations as such Holder shall request.

          10.10  Lost or Stolen Notes.  Upon receipt by the Company of (i)
                 --------------------
evidence of the loss, theft, destruction or mutilation of this Note and (ii) (y) in the case of loss, theft or destruction, an indemnity reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver new Notes, in the form hereof, in such denominations as a Holder may request. However, the Company shall not be obligated to reissue such lost or stolen Notes if such Holder contemporaneously requests the Company to convert this Note.

          10.11  Statements of Available Shares.  Upon request, the Company
                 ------------------------------
shall deliver to a Holder a written report notifying such Holder of any occurrence which prohibits the Company from issuing Common Stock upon any such conversion. The report shall also specify (i) the total principal amount of all outstanding Notes as of the date of the request, (ii) the total number or shares of Common Stock issued upon all conversions of Notes through the date of the request, (iii) the total number of shares of Common Stock issued upon exercise of all Warrants through the date of the request, (iv) the total number of shares of Common Stock which are reserved for issuance upon conversion of Notes and exercise of Warrants as of the date of the request and (v) the total number of shares of Common Stock which may thereafter be issued by the Company upon conversion of

Notes and exercise of the Warrant before the Company would exceed the Cap Amount and Reserved Amount. The Company shall, within five (5) days after delivery to the Company of a written request by any Holder, provide all of the information enumerated in clauses (i) - (v) of this Section 10.11 and, at the reasonable request of a Holder, make public disclosure thereof.

          10.12  Status as Note Holder.  Upon submission of a Notice of
                 ---------------------
Conversion by Holder, the principal amount of this Note and the interest thereon covered thereby shall be deemed converted into shares of Common Stock and the Holder's rights as a Holder of such converted Note with respect thereto shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to Holder because of a failure by the Company to comply with the terms of this Note. Notwithstanding the foregoing, if Holder has not received certificates for all shares of Common Stock prior to the tenth
(10th) business day after the expiration of the Delivery Period with respect to a conversion for any reason, then (unless Holder otherwise elects to retain its status as a Holder of Common Stock) the portion of the principal amount and interest thereon subject to such conversion shall be deemed outstanding under this Note, the Holder shall regain the rights of a holder of a Note with respect to such unconverted Notes and the Company shall, as soon as practicable, return such unconverted Notes to the Holder. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 6.1 hereof to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right with respect to conversions in accordance with
Section 10.2 hereof, to the extent applicable) for the Company's failure to convert this Note.

          10.13  Ratable Payments.  All payments and prepayments made by the
                 ----------------
Company with respect to the Notes shall be made ratably among all Holders of Notes in accordance with the principal amount of such Notes.

          10.14  Remedies, Characterizations, Other Obligations, Breaches and
                 ------------------------------------------------------------
Injunctive Relief.  The remedies provided in this Note shall be cumulative and
-----------------
in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to actual damages for any failure by the Company to comply with the terms of this Note (including, without limitation, damages incurred to effect "cover" of shares of Common Stock anticipated to be received upon a conversion hereunder but not received in accordance with the terms hereof). The Company covenants to each Holder that there shall be no characterization concerning this instrument of any other Investment Agreement other than as expressly provided herein or therein, as the case may be. Amounts set forth or provided for herein or therein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company further covenants and agrees for the benefit of Holder that the exercise of Holders rights and remedies hereunder and/or in any of the Investment Agreements (or through a combination) shall not (and shall not be deemed to) result in Holder acting (or agreeing to act) other than independently and on its own behalf and there shall be no other characterization with respect thereto. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Notes and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          10.15  Specific Shall Not Limit General; Construction.  No specific
                 ----------------------------------------------
provision contained in this Note shall limit or modify any more general provision contained herein. As used herein, the word "including" shall be deemed to mean "including, without limitation." This Note shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

                                     * * *

          IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.

                              ONLINE SYSTEM SERVICES, INC.


                              By:  /s/ William R. Cullen
                                 ---------------------------------
                                 Name:  William R. Cullen
                                        --------------------------
                                 Title:  EVP & CFO
                                         -------------------------

                                   Exhibit A
                                   ---------

                              NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert (the "Conversion")
                                                           ----------
$__________ principal amount of the Note plus all accrued and unpaid interest on such principal amount (i.e., $_________) plus all accrued and unpaid Conversion Default Payments relating thereto and as specified below (if any) (each as defined in the Note dated August __, 1999 (the "Note")), into shares of common
                                                ----
stock ("Common Stock") of Online System Services, Inc., a Colorado corporation
        ------------
doing business as Webb Interactive Services, Inc. (the "Company") according to
                                                        -------
the conditions of the Note, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion except as provided herein.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Note shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from
                                         ---
registration under the Act.

In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

                         Date of Conversion:________________________________

                         Applicable Conversion Price:_______________________

                         Amount of Conversion Default
                         Payments to be Converted, if
                         any:_______________________________________________

                         Number of Shares of Common
                         Stock to be Issued:________________________________

                         Signature:_________________________________________

                         Name:______________________________________________

                         Address:___________________________________________

ACKNOWLEDGED AND AGREED:

ONLINE SYSTEM SERVICES, INC.

By:____________________________

Name:__________________________

Title:_________________________  Date:__________________